Exhibit 99.4

Settlement Agreement

This AGREEMENT, dated as of June 20, 2003 (the “Agreement”), is by and among FairMarket, Inc., a Delaware corporation (“FairMarket”), and the entities listed on Schedule A hereto (collectively, the “Miller Entities”).

WHEREAS, the Miller Entities are the beneficial owners of shares of common stock, par value $0.001 per share, of FairMarket (the “Common Stock”); and

WHEREAS, by letters dated February 11, 2003 and March 16, 2003, Lloyd I. Miller, III (“Miller”) provided notice to FairMarket of his intention to nominate himself and, if two directors are to be elected to serve as directors, Mr. Raymond L. Steele for election as a director of FairMarket at its 2003 annual meeting of stockholders (the “Stockholder Nomination”); and

WHEREAS, subject to this Agreement Miller intends hereby to withdraw the Stockholder Nomination and refrain from contesting the election of directors at FairMarket’s 2003 annual meeting of stockholders; and

WHEREAS, FairMarket and the Miller Entities intend to provide hereby for, among other matters, enlargement of the Board of Directors of FairMarket (the “Board”) from five (5) to six (6) members, and furthermore, FairMarket and the Miller Entities desire to otherwise resolve all matters between them, including those matters at issue in or with respect to the Stockholder Nomination; and

WHEREAS, FairMarket and eBay Inc. (“eBay”) have entered into that certain Asset Purchase Agreement (the “Purchase Agreement”) of even date herewith which provides for the acquisition of certain assets of FairMarket by eBay; and

WHEREAS, the board of directors of FairMarket has adopted resolutions (1) rendering inapplicable the provisions of Section 203 of the Delaware General Corporation Law to that certain Voting Agreement by and among eBay and certain Miller Entities (the “Voting Agreement”) and the provisions of the Voting Agreement in accordance with its terms and (2) amending that certain Shareholder Rights Agreement dated as of May 17, 2001 by and between FairMarket and Equiserve Trust Company, N.A. in order to prevent the transactions contemplated by the Voting Agreement from triggering the occurrence of a “Stock Acquisition Date” under such Shareholder Rights Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                            Representations.

(a)                                  Binding Agreement: Authority.  FairMarket hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by FairMarket, and is a valid and binding obligation of FairMarket, enforceable against FairMarket in accordance with its terms.  Each of the Miller Entities represents and warrants that this Agreement has been duly authorized, executed and delivered by such Miller Entity, and is a valid and binding obligation of such Miller Entity, enforceable against such Miller Entity in accordance with its terms.

(b)                                 Share Ownership of Common Stock.  Each of the Miller Entities hereby represents and warrants that, as of the date hereof, it and its Affiliates and Associates (as such terms are hereinafter defined) are the “beneficial owners” (as such term is hereinafter defined) of an aggregate of 3,677,988 shares of Common Stock (the “Shares”), and that neither it nor its Affiliates or Associates beneficially own, or have any rights, options or agreements to acquire or vote, any other shares of Common Stock.

(c)                                  Defined Terms.  For purposes of this Agreement, the term “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For purposes of this Agreement, the terms “beneficial owner” and “beneficially own” shall have the same meanings as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act except that a person shall also be deemed to be the beneficial owner of all shares of Common Stock which such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional.

Section 2.                                            Directors.

(a)                                  Additional Director.  The Miller Entities and FairMarket agree that as promptly as practicable (but in no event more than the fifth business day) following the execution of this agreement by the parties the Board will increase the size of the Board to six (6) members.

(b)                                 Nominations.  FairMarket agrees to nominate Lloyd I. Miller, III and Shikhar Ghosh for election as Class III directors of FairMarket at its 2003 annual meeting of stockholders (or any special meeting in lieu thereof) (the “2003 Meeting”), and use its best efforts to cause the election of such persons, each to serve for a three-year term ending upon the election of directors at FairMarket’s 2006 annual meeting of stockholders and until his successor is duly elected and qualified.  If at any time during the Standstill Period (as hereinafter defined) there shall occur a vacancy in a Board seat previously occupied by Lloyd I. Miller, III (together with any successor nominee appointed by the Miller Entities pursuant to this Agreement, the “Miller Nominee”) by reason of the resignation, removal, death or incapacity of a Miller Nominee, then such vacancy shall be filled by a person nominated by the Miller Entities having appropriate background and experience.  At such time as Miller (or any Miller Nominee) shall become a director of FairMarket in accordance with the terms of this Agreement, Miller (or such Miller Nominee) shall agree in writing to be bound by the terms and conditions of FairMarket’s insider trading policy.

(c)                                  Assignment.  None of the Miller Entities, (including Miller), may make any assignment of any of their rights under this Section 2, by operation of law or otherwise, without the prior written consent of FairMarket.

Section 3.                                            Voting.

(a)                                  2003 Annual Meeting.  The Miller Entities shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates or Associates, as of the record date for the 2003 Meeting of stockholders of FairMarket, to be present for quorum purposes and to be voted (i) in favor of Lloyd I. Miller, III and Shikhar Ghosh as nominees for election to the Board as a Class III director and (ii) in favor of the sale of certain assets of FairMarket to eBay pursuant to the terms of the Purchase Agreement and the execution and delivery by FairMarket of the Purchase Agreement, in favor of each of the other actions contemplated by the Purchase Agreement and in favor of any action in furtherance of any of the foregoing at such annual meeting or at any adjournments or postponements thereof.

(b)                                 Other Meetings.  During the Standstill Period, the Miller Entities shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates or Associates, as of the record date for any other meeting of stockholders of FairMarket at which directors are to be elected, to be present for quorum purposes and to be voted in favor of FairMarket’s nominees for directors at such meeting or at any adjournments or postponements thereof.

(c)                                  Further Assurances.  The Miller Entities further agree to take all action reasonably necessary to carry out the intention of this Section 3, including, without limitation, delivering to FairMarket upon its written request executed proxies naming the proxies appointed by FairMarket for all shares of Common Stock beneficially owned by the Miller Entities and/or their Affiliates or Associates as of the record dates for the aforementioned meetings of stockholders.  In addition, the Miller Entities agree to use their best efforts to cause each of the Additional Miller Entities, as identified on Schedule A under the heading “Shares Beneficially Owned – Approval Required” who have not executed this Agreement as of the date hereof to execute this Agreement as soon as reasonably practicable, but in no event later than June 27, 2003; provided, however, to the extent that any such Additional Miller Entities do not become party to this Agreement, the Miller Entities agree to use their best efforts to cause all such Additional Miller Entities to comply with the terms of this Agreement as if each such Additional Miller Entity was a party to this Agreement as a “Miller Entity,” including, without limitation, with respect to the voting of Shares of Common Stock consistent with the provisions of Section 3 of this Agreement.  If and at such time that any Additional Miller Entity becomes party to this Agreement, they will be deemed to have been a Miller Entity as of the date of the Agreement.

Section 4.                                            Standstill Arrangements.

Each of the Miller Entities agrees that, during the period from the date of this Agreement through the date which is ten days after the date of the 2003 Meeting (the “Standstill Period”), neither it nor any of its Affiliates or Associates will, without the written consent of FairMarket, directly or indirectly, solicit, request, advise, assist or encourage others to:

(a)                                  except to the extent otherwise explicitly contemplated by this Agreement, solicit proxies or written consents of stockholders with respect to Common Stock under any circumstances, or make, or in any way participate in, any “solicitation” of any “proxy” to vote any shares of Common Stock, or become a “participant” in any contested solicitation for the election of directors with respect to FairMarket (as such terms are defined or used in Rules 14a-1 and Item 4 of Schedule 14A under the Exchange Act), or seek to advise or influence any person with respect to the voting, holding or disposition of any shares of Common Stock;

(b)                                 seek to make, or make, a stockholder proposal at any meeting of the stockholders of FairMarket or make a request for a list of FairMarket’s stockholders;

(c)                                  publicly disclose, or cause or facilitate the public disclosure (including by disclosure to any journalist or other representative of media) of, any request, or otherwise seek (in any manner that would require public disclosure by any of the Miller Entities or its Affiliates or Associates), to obtain any waiver or consent under, or any amendment of, any provision of this Agreement.

Section 5.                                            Withdrawal of Stockholder Nomination and Proposal.

The Miller Entities hereby withdraw the Stockholder Nomination and shall immediately cease all efforts, direct or indirect, in furtherance of the Stockholder Nomination and any related solicitation and shall not vote, deliver or otherwise use any proxies heretofore obtained to the extent such proxies constitute votes against Shikhar Ghosh as a Class III director at the 2003 Meeting.

Section 6.                                            General Release.

(a)                                  Each of the Miller Entities, on its own behalf and on behalf of its Affiliates, Associates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, employees and agents (as applicable) (collectively, the “Miller Releasors”), hereby releases and discharges FairMarket, and its respective directors, officers and employees (the “FairMarket Releasees”) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses, known or unknown (collectively, “Claims”), which the Miller Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the FairMarket Releasees up to the date of this Agreement.  The Miller Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the Miller Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the FairMarket Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person.  Each of the Miller Releasors agrees never to sue any of the FairMarket Releasees or cause any of the FairMarket Releasees to be sued regarding any matter within the scope of this General Release.  If any of the Miller Releasors violates this General Release by suing any FairMarket Releasee or causing any FairMarket Releasee to be sued, the undersigned Miller Releasors agree to pay all costs and expenses of defending against the suit incurred by the FairMarket Releasees, including reasonable attorneys’ fees.

(b)                                 FairMarket, on its own behalf and on behalf of its Affiliates, Associates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, employees and agents (as applicable) (collectively, the “FairMarket Releasors”), hereby releases and discharges each of the Miller Entities, and its respective directors, officers and employees (the “Miller Releasees”) from any and all Claims which the FairMarket Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the Miller Releasees up to the date of this Agreement.  The FairMarket Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the FairMarket Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the Miller Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person.  Each of the FairMarket Releasors agrees never to sue any of the Miller Releasees or cause any of the Miller Releasees to be sued regarding any matter within the scope of this General Release.  If any of the FairMarket Releasors violates this General Release by suing any Miller Releasee or causing any Miller Releasee to be sued, the undersigned FairMarket Releasors agree to pay all costs and expenses of defending against the suit incurred by the Miller Releasees, including reasonable attorneys’ fees.

(c)                                  Each of the undersigned Miller Releasors and FairMarket Releasors acknowledge that it has read the contents of the foregoing applicable General Release, that it has had the opportunity to review such General Release with counsel of its choice, that it understands the same and that it has given such General Release as its own free act and deed.

(d)                                 Notwithstanding anything contained in this Section 6 to the contrary, this Section 6 shall not apply to any Claim arising out of a breach of the obligations contained in this Agreement.

Section 7.                                            Remedies.

(a)                                  Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity.  Any requirements for the securing or posting of any bond with such remedy are hereby waived.

(b)                                 The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought solely and exclusively in the courts of the State of Delaware and/or the courts of The United States of America located in the State of Delaware (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Delaware or The United States of America located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum.

Section 8.                                            Entire Agreement.

This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

Section 9.                                            Notices.

All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and sent by U.S. registered mail, return receipt requested:

if to FairMarket:	FairMarket, Inc.

500 Unicorn Park Drive
Woburn, MA 01801
	Attention:	Nanda Krish

with a copy to:	Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
	Attention:	David F. Dietz, P.C.
James A. Matarese, P.C.

if to the Miller
Entities:	Lloyd I. Miller, III
4550 Gordon Drive
Naples, FL 34102

with a copy to:	Andrews & Kurth L.L.P.
600 Travis, Suite 4200
Houston, Texas 77002
	Attention:	Melinda H. Brunger

Section 10.                                      Law Governing.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflict of laws provisions thereof.

Section 11.                                      Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 12.                                      No Presumption Against Draftsman.

Each of the undersigned parties hereby acknowledges the undersigned parties fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof.

Section 13.                                      Enforceability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.  In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such that is held invalid, void or unenforceable by a court of competent jurisdiction.

Section 14.                                      Expenses.

FairMarket hereby agrees to reimburse Miller for the following expenses to the extent incurred by Miller in connection with (a) the preparation and negotiation (including associated analysis) reasonably related to the filings of Miller with the Securities and Exchange Commission pursuant to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, concerning FairMarket since January 1, 2001, (b)  the Stockholder Nomination and (c)  the preparation, negotiation and consummation of this Agreement: (1) legal fees, and (2) printing fees; provided however, that in no event shall FairMarket be obligated to reimburse (x) any amounts which are not evidenced by reasonable supporting documentation and (y) any amount in excess of $90,000 in the aggregate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

FAIRMARKET, INC.

By:	/s/ NANDA KRISH
Name: Nanda Krish
Title: Chief Executive Officer

/s/ LLOYD I. MILLER, III
Lloyd I. Miller, III

TRUST A-4
By:

By:	/s/ ALAN L. GOLDMAN
Name: Alan L. Goldman
Title: Vice President and Senior Trust Advisor

TRUST C
By:

By:	/s/ ALAN L. GOLDMAN
Name: Alan L. Goldman
Title: Vice President and Senior Trust Advisor

MILGRAT II (G)

By:	/s/ LLOYD I. MILLER, III
	Name:	Lloyd I. Miller, III
	Title:	Trustee

MILFAM I, L.P.
By:	Milfam LLC,
as managing general partner

By:	/s/ LLOYD I. MILLER, III
	Name:	Lloyd I. Miller, III
	Title:	Manager

MILFAM II, L.P.
By:	Milfam LLC,
as managing general partner

By:	/s/ LLOYD I. MILLER, III
	Name:	Lloyd I. Miller, III
	Title:	Manager

ALEXANDRA UGMA

By:	/s/ LLOYD I. MILLER, III
	Name:	Lloyd I. Miller, III
	Title:	Custodian

CATHERINE MILLER GST

By:	/s/ LLOYD I. MILLER, III
	Name:	Lloyd I. Miller, III
	Title:	Trustee

LLOYD I. MILLER LLC

By:	/s/ LLOYD I. MILLER, III
	Name:	Lloyd I. Miller, III
	Title:	Manager

LLOYD CRIDER GST

By:	/s/ LLOYD I. MILLER, III
	Name:	Lloyd I. Miller, III
	Title:	Trustee

KIMBERLY MILLER GST

By:	/s/ LLOYD I. MILLER, III
	Name:	Lloyd I. Miller, III
	Title:	Trustee

Schedule A

Beneficial Ownership of FairMarket, Inc. Common Stock by Lloyd I. Miller, III
(“Miller Entities”)

Shares Beneficially Owned – No Approval Required

Person/Entity	Number of Shares

Lloyd I. Miller LLC	15,400

Milfam I, L.P.	176,253

Milfam II, L.P.	979,375

Catherine Miller GST	21,900

Kimberly S. Miller GST	15,400

Lloyd Crider GST	15,000

Alexandra UGMA	21,800

Milgrat II (G)	456,254

Lloyd I. Miller, III	617,165

Total:	2,318,547

Shares Beneficially Owned – Approval Required
(“Additional Miller Entities”)

Person/Entity	Number of Shares

Dail Miller	9,000

Wylie Dulmage UGMA	10,500

Tyler Dulmage UGMA	10,500

Trust A-4	1,097,536

Trust C	227,505

Kimberly S. Miller	14,400

Total:	1,369,441